                                                                   EXHIBIT 23.4

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Amendment No. 6 to Form S-4 of Howmet Corporation of our reports dated May 23, 1996 and May 15, 1996 relating to the financial statements of Howmet SA and Ciral SNC, respectively, which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Price Waterhouse

Paris, France
July 8, 1996